UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 10, 2023

EzFill Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-40809	83-4260623
(Commission File Number)	(IRS Employer Identification No.)

67 NW 183rd St, Miami, FL 33169

(Address of Principal Executive Offices)

305-791-1169

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13©(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001	EZFL	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 10, 2023, EzFill Holdings, Inc. (the “Company”), the members (the “Members”) of Next Charging LLC (“Next Charging”) and Michael Farkas, an individual, as the representative of the members, entered into an Exchange Agreement (the “Exchange Agreement”), pursuant to which the Company agreed to acquire from the Members 100% of the membership interests of Next Charging (the “Membership Interests”) in exchange for the issuance (the “Share Exchange”) by the Company to the Members of shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”). Upon consummation of the transactions contemplated by the Exchange Agreement (the “Closing” and, the date of the Closing, the “Closing Date”), Next Charging will become a wholly-owned subsidiary of the Company.

Next Charging is a renewable energy company formed by Michael D. Farkas. Next Charging has plans to develop and deploy wireless electric vehicle charging technology coupled with battery storage and solar energy solutions.

Upon Closing, the board of directors of the Company will appoint Michael Farkas as Chief Executive Officer, Director and Executive Chairman of the Company. Mr. Farkas is the managing member and CEO of Next Charging. Mr. Farkas is also the beneficial owner of approximately 24% of the Company’s issued and outstanding common stock.

The Closing is subject to customary closing conditions, including (i) that the Company take the actions necessary to amend its certificate of incorporation to increase the number of authorized shares of Common Stock from 50,000,000 shares of Common Stock to 500,000,000 shares of Common Stock, (ii) the receipt of the requisite stockholder approval, (iii) the receipt of the requisite third-party consents and (iv) compliance with the rules and regulations of The Nasdaq Stock Market.

At the Closing, all of the Membership Interests will be exchanged for 100,000,000 shares of Common Stock (“Exchange Shares”), which shall be apportioned between the Members pro rata. 16,000,000 Exchange Shares will vest on the Closing Date, and the remaining 84,000,000 Exchange Shares (the “Restricted Shares”) will be subject to vesting or forfeiture. The Restricted Shares will vest, if at all, according to the following schedule:

(1)	20,000,000 Restricted Shares will vest upon the Company completing the acquisition of the acquisition target as set forth in the Exchange Agreement’s disclosure schedules;

(2)	20,000,000 of the Restricted Shares will vest upon the Company completing the acquisition of the second acquisition target as set forth in the Exchange Agreement’s disclosure schedules;

(3)	For every $20,000,000 of proceeds received by the Company following the Closing from (i) any issuance of its equity securities or debt securities; or through the receipt of grants, rebates or subsidies received from utilities, government agencies, quasi government agencies, or granting/rebate authorities, calculated collectively, an additional 10,000,000 Restricted Shares shall vest.

(4)	An additional 10,000,000 Restricted Shares will vest for each of the first three traditional gas station and rest-stop/service station or other income-producing property that will offer fuel and electric vehicle charging centers, in each case which (i) has reasonable space available to develop and deploy the systems proposed to be developed and deployed by the Company at such location and (ii) serve the purpose of generating revenue from fuel, electric vehicle charging and solar and battery storage systems (the “Fueling Stations”) purchased by the Company following the Closing as a direct result of the occurrence of the Exchange Agreement and the transactions therein;

(5)	An additional 5,000,000 Restricted Shares will vest upon each subsequent Fueling Station purchased by the Company following the closing as a direct result of the occurrence of the Exchange Agreement and the transactions therein, beyond the three Fueling Stations;

(6)	5,000,000 Restricted Shares will vest for each solar, wireless electric vehicle charging, and/or battery storage, system, being systems in which energy is stored in order to reduce load and capacities on the electrical grid, deployed as a standalone system and not as a fuel station (which shall mean that the system is deployed and operational as a standalone system and not as a fuel station) by the Company following the Closing;

(7)	10,000,000 Restricted Shares will vest upon the deployment by the Company of the first beta of dynamic wireless EV charging following the Closing; and

(8)	10,000,000 Restricted Shares will vest upon the sale by the Company to a residential customer of the first wireless EV charging station that is developed based on intellectual property owned by the Company at such time, with such sale following the Closing.

None of the representations, warranties or covenants of the parties to the Exchange Agreement will survive the Closing.

The information set forth above is qualified in its entirety by reference to the Exchange Agreement, which is incorporated herein by reference and attached hereto as Exhibit 10.1.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by this Item 3.02, the information contained in Item 1.01 is incorporated herein by reference.

The securities issuances in accordance with the Exchange Agreement will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act. Next Charging represented to the Company that it is an “accredited investor” as defined in Rule 501 under the Securities Act and that the shares received in relation to the Stock Exchange are being acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof. Appropriate legends will be affixed to the shares and any securities issued.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Exchange Agreement, dated as of August 10, 2023, by and among EzFill Holdings, Inc. and members of Next Charging LLC and Michael Farkas, an individual, as the representative of the members.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2023

EZFILL HOLDINGS, INC.

/s/ Yehuda Levy
Yehuda Levy
Interim Chief Executive Officer